June 29, 2020

SUPPLEMENT TO

HARTFORD schroders china a fund PROSPECTUS

DATED april 1, 2020, AS SUPPLEMENTED through june 15, 2020

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.

Effective immediately, under the heading “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” in the above referenced Statutory Prospectus, the following information is added:

Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver. Shareholders should contact Stifel to determine their eligibility for these waivers and discounts.

Front-End Sales Load Waiver on Class A shares at Stifel

•	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures.
•	All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7543	June 2020